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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 2003



                        CIT Equipment Collateral 2003-VT1
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





                                    Delaware
                 -----------------------------------------------
                 (State or other jurisdiction of incorporation)



          333-53688-01                                  N/A
----------------------------------             ---------------------
     (Commission File Number)            (IRS Employer Identification No.)


                       c/o The Bank of New York (Delaware)
                          White Clay Center, Route 273
                             Newark, Delaware 19711
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (302) 451-2500


                                       N/A

         (Former name or former address, if changed since last report.)



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         Item 2.  Acquisition or Disposition of Assets.

                   On June 12, 2003, NCT Funding Company, L.L.C. (the "Company") sold $245,000,000 aggregate principal amount of Class A-1 1.20875% Receivable-Backed Notes, $160,000,000 aggregate principal amount of Class A-2 1.27% Receivable-Backed Notes, $218,000,000 initial notional amount of Class A-3a Floating Rate Receivable-Backed Notes, $114,000,000 aggregate principal amount of Class A-3b 1.63% Receivable-Backed Notes, $67,043,000 aggregate principal amount of Class A-4 2.10% Receivable-Backed Notes, $23,969,000 aggregate principal amount of Class B 2.11% Receivable-Backed Notes, $13,074,000 aggregate principal amount of Class C 2.66% Receivable-Backed Notes and $30,507,322 aggregate principal amount of Class D 3.20% Receivable-Backed Notes (the "Notes"). The Notes have the benefit of certain funds deposited in a cash collateral account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit
         4.3 (the "Pooling and Servicing Agreement"). The Notes were offered for sale to the public pursuant to a prospectus supplement dated June 4, 2003 to the prospectus dated June 4, 2003 (the "Prospectus").

                   The Notes represent obligations of CIT Equipment Collateral 2003-VT1 (the "Trust"). The Trust was created pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture (the "Indenture") annexed hereto as Exhibit 4.1.

                   The property of the Trust primarily consists of a pool of commercial contracts consisting of true leases and finance leases for the lease/purchase of computer and telecommunication equipment, general office equipment, automotive diagnostic equipment and various other equipment (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $67,548,482 which was deposited in the cash collateral account ($25,277,278 from the proceeds of a loan made by N.C.T. Funding, L.L.C. pursuant to a Loan Agreement annexed hereto as Exhibit 10.1, and $42,271,204 retained from the proceeds of the sale of the Notes pursuant to the Indenture).

                   All of the Contracts were acquired by the Company from CIT Financial USA, Inc. and sold by the Company to the Trust pursuant to the Pooling and Servicing Agreement.

                   Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

         Item 7.     Financial Statements and Exhibits.

         (c)  Exhibits.

                   The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



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
         Exhibit No.     Description
         -----------     -----------

            1.1       Underwriting Agreement among NCT Funding Company, L.L.C.,
                      CIT Financial USA, Inc., Banc One Capital Markets, Inc. and
                      Wachovia Securities, LLC, each on behalf of itself and as
                      representatives of the several underwriters, dated June 4, 2003.

            4.1       Indenture between the CIT Equipment Collateral 2003-VT1 as
                      Issuer and JPMorgan Chase Bank as Indenture Trustee, dated as of May 1, 2003.

            4.2       Amended and Restated Trust Agreement between NCT Funding
                      Company, L.L.C. as Trust Depositor, The Bank of New York
                      (Delaware) as Delaware Trustee and The Bank of New York as
                      Owner Trustee, dated as of May 1, 2003.

            4.3       Pooling and Servicing Agreement among CIT Equipment
                      Collateral 2003-VT1 as Issuer, NCT Funding Company, L.L.C.
                      as Depositor, CIT Financial USA, Inc. in its individual capacity, and as Servicer, dated as of May 1, 2003.

            10.1 Loan Agreement among CIT Equipment Collateral 2003-VT1 as the Trust, JPMorgan Chase Bank as Indenture Trustee, NCT
                      Funding Company, L.L.C. as Trust Depositor, CIT Financial
                      USA, Inc. in its individual capacity and as Servicer, the lender parties thereto from time to time, and Capita
                      Corporation as Agent, dated as of May 1, 2003.

            10.2      Administration Agreement among CIT Equipment Collateral
                      2003-VT1 as Issuer, CIT Financial USA, Inc., as
                      Administrator, NCT Funding Company, L.L.C. as Trust
                      Depositor, and JPMorgan Chase Bank, as Indenture Trustee, dated as of May 1, 2003.

            10.3      ISDA Master Agreement and Schedule between Bank One, NA as
                      Swap Counterparty and CIT Equipment Collateral 2003-VT1 as the Trust, dated, June 4, 2003.

            10.4      Confirmation for Class A-3a Swap Transaction between Bank One,
                      NA as Swap Counterparty and CIT Equipment Collateral 2003-VT1
                      as the Trust, dated June 4, 2003



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                                           SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT EQUIPMENT COLLATERAL 2003-VT1

                                           By:  CIT FINANCIAL USA, INC.
                                                as Servicer

                                           By:  /s/ Barbara Callahan
                                                ------------------------------
                                                Name:   Barbara Callahan
                                                        Title:  Vice President

         Dated:    June 25, 2003




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The copyright symbol shall be expressed as............................. 'c'
 The registered trademark symbol shall be expressed as.................. 'r'